UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on February 8, 2024, the board of directors (the “Board”) of Venus Concept Inc. (the “Company”) approved the award of transaction completion bonuses to Rajiv De Silva, Hemanth Varghese, Ph.D., Domenic Della Penna and Ross Portaro (each an “Awardee”) to be paid in accordance with transaction completion bonus award letters (each an “Award Letter”) upon completion of a Strategic Transaction resulting in a Change of Control (as such terms are defined in the Award Letters).

Each bonus payment is contingent upon the satisfaction of certain terms and conditions set forth in the respective Award Letters, including, but not limited to, (a) the successful completion of a Strategic Transaction resulting in a Change of Control, as determined by the Board, within the time period prescribed in the Award Letters and (b) the Awardee is an active, full-time employee of the Company, in good standing as determined in the reasonable discretion of the Board, on the Payment Date (as defined in the Award Letters).

On September 24, 2024, the Board resolved to extend the time period prescribed in the Awards Letters to successfully complete a Strategic Transaction resulting in a Change of Control by an additional twelve (12) months. All other Award Letter terms and conditions remain unamended and in full force and effect.

The form of notice to Awardees extending the time period to successfully complete a Strategic Transaction Resulting in a Change of Control is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit
No.	Description

10.1	Form of Extension Letter (Transaction Completion Bonus Award)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: September 30, 2024	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer